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                                                                EXHIBIT 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 22, 1993 incorporated by reference in Genetics Institute, Inc.'s Form 10-K for the year ended November 30, 1993 and to all references to our Firm included in this registration statement.


                                             ARTHUR ANDERSEN & CO.



Boston, Massachusetts
May 20, 1994